UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS
(Exact name of registrant as specified in charter)

     2691 Route 9, Suite 102, Malta, NY 12020
(Address of principal executive offices) (Zip code)

John B. Walthausen
Walthausen Funds
2691 Route 9, Suite 102, Malta, NY 12020
(Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: January 31, 2019

Item 1. Reports to Stockholders.

WALTHAUSEN SMALL CAP VALUE FUND

INSTITUTIONAL CLASS TICKER WFICX
INVESTOR CLASS TICKER WSCVX
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
January 31, 2019

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Walthausen Small Cap Value Fund
Annual Report
January 31, 2019

Dear Fellow Shareholders:

In my letter of a year ago, I expressed some surprise that the US stock market continued to appreciate and chagrin that large cap stocks, and particularly large cap growth, was leaving small cap value stocks, as a group, in the dust. In the year that has just passed, the hoped for rebound of value did not happen. Most of the indexes did drop during 2018 but the larger cap growth stocks did hold their own with a modest gain. It was even more interesting than that. Equity markets took a big swoon in the fourth calendar quarter with the pace accelerating in December. The markets were in distress but then came roaring back in January 2019.

We believe that the economic backdrop is mixed - strong but with some worrying signals. Interest rates, though up a bit, are still low, and employment is at very good levels and growing. Even wages are starting to perk up but inflation seems to be well contained. The world political backdrop is worrying but trade continues at a good pace in spite of angry threats and increases in some tariffs. The general thought is that the US economy will grow again, and that China will continue to but perhaps at a slower rate. But there are real concerns, short term and longer term. The more immediate is the implication of ever more aggressive lending as seen in the blossoming of junk bonds and CLOs (Collateralized Loan Obligations). Those markets have flourished in the past decade. As banks were cautious in the aftermath of the great recession, others saw the opportunity created by low interest rates and mountains of money searching for yield. We see this as the fruits of very accommodative monetary policy, low interest rates and a pretty extended period of solid economic growth. We think that this concern, which has been in the background for a while, may be on the verge of a more immediate concern. Three signs of this are that the junk bond market pretty much shut down in December, the yield curve started to flatten out and equity markets are making big swings. That does not necessarily mean that a crisis will emerge but we need to take this as a warning.

Longer term, we need to be concerned about the prospect of potential slowing in world economic growth. In the past decade, globalization of trade, finance, ideas and people have been a big source of economic growth. They have helped China and other underde-veloped countries grow toward parity with the developed countries but they have also helped developed countries as the cost of many items have fallen in real terms. The movements afoot to reverse globalization, including pressure to reduce emigration, global finance and trade, will likely reduce long term growth in the US and around the world. The reduction of global completion could also reduce the drive to innovate. It also potentially reduces the potential to address the problems of global warming just as the evidence that it is happening and the implications for the quality of life are becoming more certain.

In terms of the Fund, we are very disappointed with the results which we achieved for the fiscal year ended January 31, 2019. While our Russell 2000 Value Index benchmark was down 4.51% over the period, the Fund was off a disappointing 10.27% (Investor Class). We position the portfolio to be in stocks likely to provide solid long term returns. We generally find our best returns with companies where management is good at achieving long term returns on invested capital and situations where management’s actions are very likely to lead to better returns. These are generally found in companies where management is able to offer a differentiated product or service and deliver with consistency and reasonable cost. As a result, we are generally absent from some sectors that we find less attractive. For example, this past year our absence from REITs and Utilities had a meaningfully adverse impact.

More troubling is that our stock selections also fared less well than usual. We did have a number of successful selections including Esterline, Navigators and Nexeo, all of which were acquired. We also did well with a few longer term holdings where the changes that

2019 Annual Report 1

we could see developing received recognition. Those stocks included Great Lakes Dredge & Dock and SeaWorld Entertainment, two companies that we continue to hold, and Addus HomeCare and Aerojet Rocketdyne, both of which we sold when they reached our price targets. As we look at the results we can see that some of our underperformers had overreached with their acquisitions and investments. We took our losses and have exited positions in Halcon Resources, Wabash National, Interface and Tutor Perini.

In spite of the poor performance we believe that the portfolio is well positioned with holdings in companies that have strong potential for increasing earnings and cash flow, and where the stocks are trading at attractive prices. Experience has taught us that we can add value by thoughtful stock selection. We endeavor to be positioned so that the portfolio can outperform our benchmark in both good and bad times. With that objective, we do spend a lot of time looking at the externals which can affect the outlook for our holdings.

Thank you for your continuing support.

Sincerely,

John B. Walthausen CFA
Chief Investment Officer, Portfolio Manager

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-925-8428.

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain a copy of the Fund’s prospectus, please visit our website at www.walthausenfunds.com or call 1-888-925-8428 and a copy will be sent to you free of charge. Distributed by Rafferty Capital Markets, LLC – Garden City, NY 11530.

2019 Annual Report 2

WALTHAUSEN SMALL CAP VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

1/31/19 Investor Class NAV $18.71
1/31/19 Institutional Class NAV $18.70

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED JANUARY 31, 2019

	1 Year(A)	3 Years(A)	5 Years(A)	10 Years(A)
Walthausen Small Cap Value Fund- Investor Class	-10.27%	13.35%	4.71%	16.38%
Russell 2000® Value Index(B)	-4.51%	13.76%	6.62%	13.28%

Since
Inception(A)
Walthausen Small Cap Value Fund - Institutional Class	11.91%
Russell 2000® Value Index(B)	10.94%

Annual Fund Operating Expense Ratios (from 12/31/18 Prospectus & Supplement):

Institutional Class - Gross 1.27%, Net 0.99% Investor Class - Gross 1.27%, Net 1.22%

The Advisor reimbursed and/or waived certain expenses of the Fund’s Institutional and Investor Classes. Absent that arrangement, the performance of the Classes would have been lower.

Each Class’s expense ratios for the fiscal year ended January 31, 2019 can be found in the financial highlights included in this report. Both share classes have a 2.00% redemption fee on shares redeemed within 90 days of purchase or less.

The Annual Fund Operating Expense Ratios reported above may not correlate to the expense ratios in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds; and (b) the impact of breakpoints in expenses charged and the application of waivers as described in Note 4.

(A)1 Year, 3 Years, 5 Years, 10 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Small Cap Value Fund Investor Class was February 1, 2008. Institutional Class commenced operations on December 31, 2018.

(B)The Russell 2000® Value Index (whose composition is different from that of the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2019 Annual Report 3

WALTHAUSEN SMALL CAP VALUE FUND (Unaudited)

                                                                    WALTHAUSEN SMALL CAP VALUE FUND
                                                                           by Sectors as of January 31, 2019
                                                                      (as a percentage of Total Investments)

2019 Annual Report 4

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES
(Unaudited)

Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees and IRA maintenance fees, and (2) ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on August 1, 2018 and held through January 31, 2019.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. Additionally, although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Ultimus Fund Solutions, LLC, the Fund’s transfer agent. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. You will be charged an annual maintenance fee of $15 for each tax deferred account you have with the Fund (“IRA maintenance fees”). To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, service fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

2019 Annual Report 5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, IRA maintenance fees described above or expenses of underlying funds. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Investor Class

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2018 to
	August 1, 2018	January 31, 2019	January 31, 2019

Actual	$1,000.00	$875.68	$6.00

Hypothetical	$1,000.00	$1,018.80	$6.46
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Institutional Class

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	August 1, 2018 to
	August 1, 2018	January 31, 2019	January 31, 2019

Actual	$1,000.00	$1,119.09	$0.91*

Hypothetical**	$1,000.00	$1,020.27	$4.99
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the partial period).

**	The hypothetical example is calculated assuming that the Fund had been in operation for the full six month period from August 1, 2018 to January 31, 2019.

As a result, expenses shown in this row are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2019 Annual Report 6

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2019
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Aircraft & Parts
593,120	Triumph Group, Inc.	$10,587,192	2.46%
Books: Publishing or Publishing & Printing
83,170	John Wiley & Sons, Inc. - Class A	4,306,543	1.00%
Canned, Fruits, Vegetables, Preserves, Jams & Jellies
618,051	Landec Corporation *	7,843,067	1.82%
Commercial Printing
503,920	Quad/Graphics, Inc.	6,807,959	1.58%
Computer Communications Equipment
244,130	Electronics for Imaging, Inc. *	6,447,473	1.50%
Construction Machinery & Equipment
221,333	Columbus McKinnon Corporation	8,012,256	1.86%
Crude Petroleum & Natural Gas
829,820	Gulfport Energy Corporation *	6,962,190
714,180	QEP Resources, Inc. *	5,906,269
165,161	SilverBow Resources, Inc. *	4,015,064
302,650	SM Energy Company	5,937,993
		22,821,516	5.31%
Electronic Components & Accessories
306,589	Vishay Intertechnology Inc.	5,978,485	1.39%
Electric, Gas & Sanitary Services
1,092,340	Atlantic Power Corporation *	2,741,773	0.64%
Farm Machinery & Equipment
49,260	Alamo Group Inc.	4,242,764	0.99%
Fats & Oils
492,000	Darling Ingredients Inc. *	10,464,840	2.43%
Gaskets, Packaging & Sealing Devices & Rubber & Plastics Hose
33,190	EnPro Industries, Inc.	2,192,199	0.51%
General Industrial Machinery & Equipment
151,857	Twin Disc, Incorporated *	2,751,649	0.64%
Greeting Cards
191,513	CSS Industries Inc.	1,671,908	0.39%
Heavy Construction Other Than Building Construction - Contractors
1,191,826	Great Lakes Dredge & Dock Corporation *	8,426,210
450,000	Williams Industrial Services Group Inc. *	1,093,500
		9,519,710	2.21%
Household Furniture
291,513	Kimball International, Inc. - Class B	4,119,079	0.96%
Instruments for Measuring & Testing of Electricity & Electric Signals
165,877	Allied Motion Technologies, Inc.	6,993,374	1.63%
Life Insurance
80,779	Primerica, Inc.	9,077,136	2.11%
Metal Cans
233,820	Silgan Holdings Inc.	6,458,108	1.50%
Miscellaneous Electrical Machinery, Equipment & Supplies
187,987	Atkore International Group Inc. *	4,359,418	1.01%
Miscellaneous Fabricated Metal Products
449,380	Mueller Water Products, Inc. - Class A *	4,439,874	1.03%
Motor Vehicle Parts & Accessories
110,560	Lydall, Inc. *	2,932,051
221,960	Stoneridge, Inc. *	5,795,376
		8,727,427	2.03%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2019 Annual Report 7

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2019
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Motors & Generators
82,730	Regal Beloit Corporation	$6,350,355	1.48%
National Commercial Banks
102,411	Camden National Corporation	4,149,694
109,028	City Holding Company	7,815,127
129,600	Community Bank System Inc.	7,769,520
249,580	First Financial Bancorp	6,571,441
147,420	NBT Bancorp Inc.	5,251,100
68,874	Pinnacle Financial Partners, Inc.	3,703,355
		35,260,237	8.20%
Operative Builders
342,479	M/I Homes, Inc. *	9,072,269	2.11%
Periodicals: Publishing or Publishing & Printing
188,820	Meredith Corporation	10,247,261	2.38%
Plastic Material, Synth Resin/Rubber, Cellulos (No Glass)
298,520	Rayonier Advanced Materials Inc.	4,322,570	1.01%
Printed Circuit Boards
210,299	Kimball Electronics, Inc. *	3,400,535	0.79%
Pulp Mills
611,931	Mercer International Inc. (Canada)	9,038,221	2.10%
Pumps & Pumping Equipment
328,200	Ampco-Pittsburgh Corporation	1,142,136	0.27%
Railroad Equipment
180,130	Freightcar America, Inc.	1,282,526	0.30%
Refrigeration & Service Industry Machinery
97,320	Standex International Corporation	7,258,126	1.69%
Retail - Lumber & Other Building Materials Dealers
368,750	BMC Stock Holdings, Inc.*	6,327,750	1.47%
Rolling Drawing & Extruding of Nonferrous Metals
274,740	Global Brass and Copper Holdings, Inc.	8,308,138
61,320	Kaiser Aluminum Corporation	6,154,688
		14,462,826	3.37%
Sanitary Services
309,546	Heritage-Crystal Clean, Inc. *	7,924,378	1.84%
Savings Institution, Federally Chartered
274,073	OceanFirst Financial Corp.	6,580,493	1.53%
Semiconductors & Related Devices
399,230	Kulicke and Soffa Industries, Inc. (Singapore)	8,994,652	2.09%
Services - Equipment Rental & Leasing, NEC
138,000	McGrath RentCorp	6,955,200
273,160	Triton International Limited (Bermuda)	9,820,102
		16,775,302	3.90%
Services - Help Supply Services
386,920	Kelly Services, Inc. - Class A	8,667,008	2.02%
Services - Miscellaneous Amusement & Recreation
317,920	SeaWorld Entertainment, Inc. *	8,281,816	1.93%
Services - To Dwellings & Other Buildings
264,483	ABM Industries Incorporated	9,042,674	2.10%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
74,583	Stepan Company	6,558,083	1.53%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2019 Annual Report 8

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2019
Shares		Fair Value	% of Net Assets

COMMON STOCKS

State Commercial Banks
159,830	Bryn Mawr Bank Corp.	$5,912,112
164,229	First Financial Corporation	6,810,577
143,900	Great Southern Bancorp, Inc.	7,675,626
93,869	Heartland Financial USA, Inc.	4,257,898
153,475	Lakeland Financial Corporation	6,910,979
266,247	Southside Bancshares, Inc.	8,783,488
211,790	Stock Yards Bancorp, Inc.	7,321,580
116,800	TriCo Bancshares	4,405,696
		52,077,956	12.11%
Textile Mill Products
345,588	Unifi, Inc. *	7,392,127	1.72%
Truck & Bus Bodies
194,151	Miller Industries, Inc.	5,834,238	1.36%
Wholesale - Beer, Wine & Distilled Alcoholic Beverages
112,554	MGP Ingredients, Inc.	8,080,252	1.88%
Wholesale - Durable Goods
259,101	School Specialty, Inc. * **	1,995,078	0.46%
Wholesale - Electrical Apparatus & Equipment, Wiring Supplies
330,120	Houston Wire & Cable Company	2,069,852	0.48%
Wholesale - Farm Product Raw Materials
269,947	The Andersons, Inc.	9,461,642	2.20%
Wood Household Furniture, (No Upholstered)
130,690	Bassett Furniture Industries Inc.	2,492,258	0.58%
Total for Common Stocks (Cost $364,192,842)		420,956,371	97.90%

MONEY MARKET FUNDS
12,319,980	Fidelity Investments Money Market Government Portfolio -
	Class I 2.28% ***	12,319,980	2.87%
	(Cost $12,319,980)
Total Investment Securities		433,276,351	100.77%
	(Cost $376,512,822)
Liabilities in Excess of Other Assets		(3,329,641)	-0.77%
Net Assets		$429,946,710	100.00%

* Non-Income Producing Securities. ** Level 2 security. *** The rate shown represents the 7-day yield at January 31, 2019. The accompanying notes are an integral part of these financial statements.

2019 Annual Report 9

Walthausen Small Cap Value Fund

Statement of Assets and Liabilities
January 31, 2019
Assets:
Investment Securities at Fair Value	$433,276,351
(Cost $376,512,822)
Receivable for Dividends	206,573
Receivable for Securities Sold	56,655
Receivable for Shareholder Subscriptions	148,690
Total Assets	433,688,269
Liabilities:
Payable for Securities Purchased	258,657
Payable for Shareholder Redemptions	3,052,666
Payable to Advisor for Management Fees (Note 4)	356,224
Payable to Advisor for Service Fees (Note 4)	74,012
Total Liabilities	3,741,559
Net Assets	$429,946,710
Net Assets Consist of:
Paid In Capital	$375,855,154
Total Distributable Earnings	54,091,556
Net Assets	$429,946,710

Investor Class
Net Assets	$422,205,647
Shares Outstanding
(Unlimited shares authorized)	22,571,771
Net Asset Value and Offering Price Per Share	$18.71
Redemption Price Per Share ($18.71 x 0.98) (Note 2)	$18.34

Institutional Class *
Net Assets	$7,741,063
Shares Outstanding
(Unlimited shares authorized)	413,961
Net Asset Value and Offering Price Per Share	$18.70
Redemption Price Per Share ($18.70 x 0.98) (Note 2)	$18.33

Statement of Operations
For the fiscal year ended January 31, 2019

Investment Income:
Dividends (Net of foreign withholding tax of $0)	$6,681,374
Total Investment Income	6,681,374
Expenses:
Management Fees (Note 4)	5,675,749
Service Fees (Note 4)	1,540,590
Total Expenses	7,216,339
Less: Waived Management and Service Fees (Note 4)	(32,026)
Net Expenses	7,184,313
Net Investment Income (Loss)	(502,939)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	51,713,894
Net Change In Unrealized Appreciation (Depreciation) on Investments	(119,105,436)
Net Realized and Unrealized Gain (Loss) on Investments	(67,391,542)
Net Increase (Decrease) in Net Assets from Operations	$(67,894,481)

* Institutional Class commenced operations on December 31, 2018.

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 10

Walthausen Small Cap Value Fund

Statements of Changes in Net Assets
	2/1/2018		2/1/2017
	to		to
	1/31/2019		1/31/2018
From Operations:
Net Investment Income (Loss)	$(502,939)		$(2,016,424)
Net Realized Gain (Loss) on Investments	51,713,894		35,906,668
Net Change in Unrealized Appreciation (Depreciation) on Investments	(119,105,436)		44,298,472
Increase (Decrease) in Net Assets from Operations	(67,894,481)		78,188,716
From Distributions to Shareholders:
Investor Class	(54,779,694)		(30,699,526)	(a)
Institutional Class *	-		-
Change in Net Assets from Distributions	(54,779,694)		(30,699,526)
From Capital Share Transactions:
Proceeds From Sale of Shares
Investor Class	91,033,171		86,138,498
Institutional Class *	7,408,283	(c)	-
Proceeds From Redemption Fees (Note 2)
Investor Class	13,910		22,756
Institutional Class *	-		-
Shares Issued on Reinvestment of Dividends
Investor Class	50,651,192		28,811,199
Institutional Class *	-		-
Cost of Shares Redeemed
Investor Class	(217,607,494)	(c)	(146,914,608)
Institutional Class *	-		-
Net Increase (Decrease) from Shareholder Activity	(68,500,938)		(31,942,155)
Net Increase (Decrease) in Net Assets	(191,175,113)		15,547,035
Net Assets at Beginning of Period	621,121,823		605,574,788
Net Assets at End of Period	$429,946,710		$621,121,823	(b)

Share Transactions:
Issued
Investor Class	4,065,851		3,756,681
Institutional Class *	413,961	(d)	-
Reinvested
Investor Class	3,053,116		1,211,573
Institutional Class *	-		-
Redeemed
Investor Class	(10,566,296)	(d)	(6,321,151)
Institutional Class *	-		-
Net Increase (Decrease) in Shares	(3,033,368)		(1,352,897)

* Institutional Class commenced operations on December 31, 2018.
(a) For the prior year ended January 31, 2018, Investor Class distributions consisted of Capital Gains of
$30,699,526.
(b) As of January 31, 2018, Accumulated Undistributed Net Investment Income (Loss) was ($422,370).
(c) Includes $4,777,605 of exchanges from Investor Class to Institutional Class.
(d) Includes the exchange of 271,764 shares from Investor Class to 271,918 shares in Institutional Class.

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 11

Walthausen Small Cap Value Fund

Financial Highlights - Investor Class
Selected data for a share outstanding throughout the period:	2/1/2018		2/1/2017		2/1/2016		2/1/2015		2/1/2014
	to		to		to		to		to
	1/31/2019		1/31/2018		1/31/2017		1/31/2016		1/31/2015
Net Asset Value -
Beginning of Period	$23.87		$22.12		$15.87		$20.88		$23.08
Net Investment Income (Loss) (a)	(0.02)		(0.07)		(0.01)		0.06		(0.02)
Net Gain (Loss) on Investments (Realized and Unrealized) (b)	(2.74)		2.99		6.90		(3.25)		0.93
Total from Investment Operations	(2.76)		2.92		6.89		(3.19)		0.91
Distributions (From Net Investment Income)	-		-		(0.01)		(0.05)		-
Distributions (From Capital Gains)	(2.40)		(1.17)		(0.63)		(1.77)		(3.11)
Total Distributions	(2.40)		(1.17)		(0.64)		(1.82)		(3.11)
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+	-	+	-	+
Net Asset Value -
End of Period	$18.71		$23.87		$22.12		$15.87		$20.88
Total Return (c)	(10.27)%		13.22%		43.33%		(16.27)%		3.23%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$422,206		$621,122		$605,575		$494,712		$827,771
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.27%		1.26%		1.27%		1.25%		1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.09%		-0.32%		-0.05%		0.27%		-0.09%
After Reimbursement (d)
Ratio of Expenses to Average Net Assets	1.27%		1.26%		1.27%		1.25%		1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.09%		-0.32%		-0.05%		0.27%		-0.09%
Portfolio Turnover Rate	45.51%		45.20%		39.17%		53.20%		69.42%

+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d) Effective December 31, 2018, the Advisor has agreed to waive a portion of its service fees and management fees
(See Note 4).

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 12

Walthausen Small Cap Value Fund

Financial Highlights - Institutional Class
Selected data for a share outstanding throughout the period:	12/31/2018*
	to
	1/31/2019
Net Asset Value -
Beginning of Period	$16.71
Net Investment Income (Loss) (a)	-	+
Net Gain (Loss) on Investments (Realized and Unrealized) (b)	1.99
Total from Investment Operations	1.99
Distributions (From Net Investment Income)	-
Distributions (From Capital Gains)	-
Total Distributions	-
Proceeds from Redemption Fee (Note 2)	-
Net Asset Value -
End of Period	$18.70
Total Return (c)	11.91%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$7,741
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.37%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.23%	***
After Reimbursement
Ratio of Expenses to Average Net Assets	0.98%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	0.16%	***
Portfolio Turnover Rate	45.51%	**

* Commencement of Class.
** Not Annualized.
*** Annualized.
+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the
Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 13

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SMALL CAP VALUE FUND
January 31, 2019

1.) ORGANIZATION
Walthausen Small Cap Value Fund (the “Fund”) was organized as a diversified series of the Walthausen Funds (the “Trust”) on January 14, 2008. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund (Investor Class) commenced operations on February 1, 2008. As of January 31, 2019, there are two series authorized by the Trust. The Fund currently offers Investor Class shares and Institutional Class shares. Institutional Class commenced operations on December 31, 2018. The classes differ principally in their respective distribution expenses and arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Fund’s investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended January 31, 2019, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2019, proceeds from redemption fees amounted to $13,910 and $0, respectively, for Investor Class and Institutional Class.

2019 Annual Report 14

Notes to Financial Statements - continued

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deductions. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. These adjustments were primarily related to the reclassification of net investment loss, partnership adjustments, and the use of equalization for tax purposes.

Paid In Capital	$10,819,021
Total Distributable Earnings	($10,819,021)

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may hold investments in master limited partnerships (“MLPs”). It is common for distributions from MLPs to exceed taxable earnings and profits resulting in the excess portion of such dividends to be designated as return of capital. Annually, income or loss from MLPs is reclassified upon receipt of the MLPs tax reporting document. For financial reporting purposes, management does not estimate the tax character of MLP distributions for which actual information has not been reported.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

Class specific expenses are borne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

2019 Annual Report 15

Notes to Financial Statements - continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid price, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at the net asset value provided by the funds and are classified as level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2019:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$418,961,293	$1,995,078	$0	$420,956,371
Money Market Funds	12,319,980	0	0	12,319,980
Total	$431,281,273	$1,995,078	$0	$433,276,351

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the fiscal year ended January 31, 2019.

The Fund did not invest in any derivative instruments during the fiscal year ended January 31, 2019.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Trust, on behalf of the Fund, has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Board, and, at its own expense and without reimburse-

2019 Annual Report 16

Notes to Financial Statements - continued

ment from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust, on behalf of the Fund, and the Advisor (the “Services Agreement”), the Advisor is obligated to pay the operating expenses of the Fund excluding management fees, any 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers. For its services, the Advisor receives service fees equal to an annual rate of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million.

Effective December 31, 2018, the Advisor has contractually agreed to waive Services Agreement fees and Management fees to the extent necessary to maintain total annual operating expenses of the Institutional Class Shares and Investor Class Shares, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses at 0.98% and 1.21% respectively, of its average daily net assets through May 31, 2020. The Advisor may not terminate the fee waiver before May 31, 2020.

For the fiscal year ended January 31, 2019, the Advisor earned management fees totaling $5,675,749, of which $356,224 was due to the Advisor at January 31, 2019. For the same period, the Advisor earned service fees of $1,540,590, of which $74,012 was due to the Advisor at January 31, 2019. Service and management fees in the amounts of $30,673 and $1,353 were waived with no recapture provision for the fiscal year ended January 31, 2019 for the Investor and Institutional Classes, respectively.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid $4,000, for a total of $12,000, in Trustees’ fees plus travel and related expenses for the fiscal year ended January 31, 2019 for their services to the Fund. The Advisor pays these fees pursuant to the Services Agreement.

5.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended January 31, 2019, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $249,120,527 and $384,360,865, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

6.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of January 31, 2019, NFS, LLC located in New York, New York, for the benefit of its clients, held, in aggregate, 53.01% of the shares of the Fund, and therefore may be deemed to control the Fund.

7.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at January 31, 2019 was $377,950,815. At January 31, 2019, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$90,768,638	($35,443,102)	$55,325,536

The tax character of distributions for Investor Class was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2019	January 31, 2018
Ordinary Income .	$ –	$ –
Long-Term Capital Gain	54,779,694	30,699,526
	$ 54,779,694	$ 30,699,526

2019 Annual Report 17

Notes to Financial Statements - continued

The Institutional Class did not have any distributions for the period December 31, 2018 (commencement of operations) through January 31, 2019.

As of January 31, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Other accumulated losses	$ (8,057,247)
Undistributed long-term capital gains	6,823,267
Unrealized appreciation on investments – net	55,325,536
$ 54,091,556

The differences between book basis and tax basis are primarily attributable to the tax deferral of wash sales. As of January 31, 2019, the Fund deferred late-year ordinary losses of $21,218 and post-October losses of $8,036,029, which are included in other accumulated losses.

8.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2019 Annual Report 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Walthausen Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Small Cap Value Fund (the “Fund”), a series of Walthausen Funds, as of January 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for the Walthausen Funds since 2008.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 22, 2019

2019 Annual Report 19

ADDITIONAL INFORMATION
January 31, 2019
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On January 22, 2019, the Board of Trustees (the “Trustees” or the “Board”) considered the renewal of the Management Agreement (the “Agreement”) between the Trust and the Advisor (or “Management”), on behalf of the Walthausen Small Cap Value Fund (“Small Cap” or “Fund”). In reviewing the Agreement, the Board of Trustees received materials from the Advisor addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as each Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Advisor to discuss the terms of the Agreement. The Board reviewed the history of the Advisor, including background and investment management experience, as well as the Fund’s performance since inception, important factors relating to the Fund’s performance, the Advisor’s investment and research strategy, the Advisor’s strength of personnel, and expected expenses and revenue from the Fund.

As to the performance of Small Cap, the materials included information regarding the Fund’s performance compared to a peer group of similar funds as well as the overall Morningstar Small Value category and the Russell 2000® Value Index. The Trustees discussed that the data showed the Fund underperformed its index, Morningstar category average and peer group for the 1-year and 5-year periods ended December 31, 2018. The Trustees noted that Small Cap outperformed its index, Morningstar category average and peer group for the 10-year period ended December 31, 2018. Additionally, the Fund outperformed the index since inception through the period ended December 31, 2018. The Board found that the Fund’s long-term performance continued to be very strong and indicated that the Advisor had satisfactorily explained its performance results for the Fund. Based on this review, and the fact that the Advisor’s fundamental approach had produced good results over the long-term, the Independent Trustees concluded that the performance of the Advisor with respect to the Fund was acceptable.

As to the nature, extent and quality of the services provided by the Advisor, the Board analyzed the Advisor’s experience and capabilities. The Board discussed each portfolio manager’s background and investment management experience. The Board reviewed the key professionals servicing the Fund. The Board was pleased with the depth of the advisory team, including the addition of a co-portfolio manager during the year, and with the personnel resources of the Advisor. The representatives of the Advisor reviewed and discussed with the Board the Advisor’s ADV and the Rule 17j-1 Code of Ethics certifications. The Board discussed the quality of the Advisor’s compliance efforts. The Board also reviewed the Advisor’s financial condition. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations. The Independent Trustees emphasized that they continued to be very pleased with the quality and value of the services provided by the Advisor, its focus on compliance, the quality of personnel, and its overall communication with the Board.

As to the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund, it was noted that the Advisor was paying substantially all ordinary operating expenses of the Fund pursuant to the Services Agreement. Additionally, the Advisor provided the Fund with officers, including the CCO, marketing support and office space. The Board discussed the fee schedule of the Services Agreement, including the breakpoints in the contract which serve to reduce fees as assets grow. The Board reviewed the revenue and expenses related to the Services Agreement noting that there had been a slight loss to the Advisor during the year. The Board reviewed a summary of the Advisor’s profitability resulting from the services provided to Small Cap under the Agreement. The analysis showed the net profits from portfolio advisory services as well as the net profits overall. As part of the discussion by the Trustees, it was noted that a portion of the amounts paid to broker dealers were allocated as sub-transfer agency/shareholder servicing services that were provided by the broker dealers to the shareholders of the Fund, pursuant to the Services Agreement

2019 Annual Report 20

Additional Information (Unaudited) - continued

between the Advisor and the Fund, while the balance of the compensation paid to the broker dealers was paid by the Advisor from its own legitimate profits. The Board concluded that the Advisor’s profitability was at an acceptable level, particularly in light of the extent and quality of the services being provided to the Fund, the quality of the Advisor’s research process, and the Advisor’s focus on compliance. The Board noted that overall the Advisor was properly incentivized to provide high quality services and value to the benefit of shareholders.

Turning to the level of expenses, the Board reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data that was drawn from its peer group. The data showed that the Fund’s management fee and net expense ratio were above the peer group and the Morningstar Category average. The Trustees considered the Advisor’s observations regarding the differences between the Fund and its peers. The Trustees noted that a waiver was instituted when an additional class was added as of December 31, 2018, which reduced the expenses. The Trustees reviewed information regarding fees charged by the Advisor for other client relationships and considered the reasons for variation of fees among clients, as presented by the Advisor. The Trustees discussed the soft dollar benefits that the Advisor receives from Fund trades. The Independent Trustees recognized that the fees had been higher than average but would be reduced for future periods as part of the newly instituted waivers. The Trustees concluded that when viewed in terms of the overall services provided, the fees were reasonable.

As for potential economies of scale, the Board discussed and considered information regarding whether economies of scale had been realized with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the Advisor agreed to breakpoints to the Services Agreement, therefore, as the Fund grows shareholders benefit from economies of scale. Additionally, the Trustees considered the waivers for the Services Agreement fees and management fees which were implemented with the prospectus filed December 31, 2018. The Trustees concluded that the breakpoints in the Services Agreement provide appropriate economies of scale to the shareholder. They concluded that breakpoints in the advisory fee were not necessary at this time.

Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Independent Trustees reported that after further consideration, they were pleased with the performance of the Advisor. It was the consensus of the Trustees, including the Independent Trustees, that renewal of the Agreement would be in the best interest of the Fund.

2019 Annual Report 21

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen(2)	President	Since 2007	Managing Director and Chief	2	None
Year of Birth: 1945	and Trustee		Investment Officer, Walthausen &
Co., LLC (9/1/07 to Present).

Mark L. Hodge	Secretary	Since 2008	Chief Compliance Officer (2007 to	N/A	N/A
Year of Birth: 1958	and Chief		Present) and Managing Director
	Compliance		(2013 to Present), Walthausen &
	Officer		Co., LLC.

Stanley M. Westhoff Jr.	Treasurer	Since 2011	Equity Analyst (2007 to Present)	N/A	N/A
Year of Birth: 1969			and Managing Director (2013 to
Present), Walthausen & Co., LLC.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.
(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940,
as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Retired as of 5/10/13. Executive	2	None
Year of Birth: 1951	Trustee		Director, Fredric Remington Art
Museum (8/15/05 to 5/10/13).

John P. Mastriani	Independent	Since	Executive Vice President of The Ayco	2	None
Year of Birth: 1952	Trustee	July 2014	Company, L.P. (“Ayco”) a Goldman
Sachs Company that provides finan-
cial consulting and education ser-
vices, May 2012-March 2014. Senior
Vice President of Ayco, December
2003-May 2012.

Hany A. Shawky	Independent	Since 2009	Professor of Finance at the University	2	None
Year of Birth: 1947	Trustee		at Albany, N.Y. (Oct. 2007 to Present).

(1) The address of each Trustee is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-888-925-8428.

2019 Annual Report 22

Board of Trustees
Edward A. LaVarnway
John P. Mastriani
Hany A. Shawky
John B. Walthausen

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
US Bank, N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Ultimus Fund Solutions, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Walthausen
Small Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SMALL CAP VALUE FUND 2691 Route 9, Suite 102 Malta, NY 12020

WALTHAUSEN SELECT VALUE FUND

INSTITUTIONAL CLASS TICKER WSVIX
RETAIL CLASS TICKER WSVRX
R6 CLASS TICKER WRSIX
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
January 31, 2019

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Walthausen Select Value Fund
Annual Report
January 31, 2019

Dear Shareholders:

In our letter of a year ago, we expressed some surprise that the US stock market continued to appreciate and chagrin that large cap stocks, and particularly large cap growth, was leaving small cap value stocks, as a group, in the dust. In the year that has just passed, the hoped for rebound of value did not happen. Most of the indexes did drop during 2018 but the larger cap growth stocks did hold their own with a modest gain. It was even more interesting than that. Equity markets took a big swoon in the fourth calendar quarter with the pace accelerating in December. The markets were in distress but then came roaring back in January.

We believe that the economic backdrop is mixed – strong but with some worrying signals. Interest rates, though up a bit, are still low, and employment is at very good levels and growing. Even wages are starting to perk up but inflation seems to be well contained. The world political backdrop is worrying but trade continues at a good pace in spite of angry threats and increases in some tariffs. The general thought is that the US economy will grow again, and that China will continue to but perhaps at a slower rate. But there are real concerns, short term and longer term. The more immediate is the implication of ever more aggressive lending as seen in the blossoming of junk bonds and CLOs (Collateralized Loan Obligations). Those markets have flourished in the past decade. As banks were cautious in the aftermath of the great recession, others saw the opportunity created by low interest rates and mountains of money searching for yield. We see this as the fruits of very accommodative monetary policy, low interest rates and a pretty extended period of solid economic growth. We think that this concern, which has been in the background for a while, may be on the verge of a more immediate concern. Three signs of this are that the junk bond market pretty much shut down in December, the yield curve started to flatten out and equity markets are making big swings. That does not necessarily mean that a crisis will emerge but we need to take this as a warning.

Longer term, we need to be concerned about the prospect of potential slowing in world economic growth. In the past decade, globalization of trade, finance, ideas and people have been a big source of economic growth. They have helped China and other underdeveloped countries grow toward parity with the developed countries but they have also helped developed countries as the cost of many items have fallen in real terms. The movements afoot to reverse globalization, including pressure to reduce emigration, global finance and trade, will likely reduce long term growth in the US and around the world. The reduction of global completion could also reduce the drive to innovate. It also potentially reduces the potential to address the problems of global warming just as the evidence that it is happening and the implications for the quality of life are becoming more certain

For the fiscal year ending January 31, 2019, the Select Value Fund (Retail Class) found it difficult to overcome the challenging third quarter results and ended the year down 7.37%, under-performing the Russell 2500 Index which was down 3.78% . This 359 basis point underperformance is very similar to the underperformance seen in the third quarter. All of the underperformance for the year can be found in our sector allocation. The most noteworthy sector challenge was Real Estate which was the second best performing sector in the benchmark and where we did not have any holdings. As we have stated in the past, the very low interest rate environment combined with historically high valuations have prevented us from being able to find what we consider to be quality long term investments at the right price in the Real Estate sector. A large overweight in the Industrial sector, which was the third worst performing sector for the year, was also detrimental to performance.

2019 Annual Report 1

If there is a silver lining to be found within this year’s performance it is that our stock selection performance was strong. In fact, of the nine sectors where we had investments, we outperformed in eight. The fund did benefit from a buyout of our position in Energen due to a merger, resulting in it being the strongest performer in the year. This is noteworthy as Energen is an energy company and the energy sector was the worst performing sector in the benchmark by a large amount. Encompass Health and SEACOR Holdings are two long term positions that were strong contributors while Sanderson Farms and Oshkosh Corp are new additions to the portfolio that have contributed strongly out of the gate. Oil States, Milacron Holdings, Amkor Tech and Rogers Corp, the last two from the technology sector, are all found on our biggest losers list and in all cases we have determined that the opportunity was miscalculated and we have sold the positions.

This past year was a very difficult environment for value oriented investors with strong momentum driven upward performance in the first half of the year followed by a volatile downward second half highlighted by a market crash in December. Nobody said it was going to be easy and it is in these scenarios where great investments can be found, if one keeps his wits about him. We firmly believe that quality companies that are in a position to increase their earnings and cash flow while minding the balance sheet will outperform the market in the long run. We are maintaining our wits and look forward to the upcoming year with the portfolio as currently constructed.

We appreciate your continued support.

Sincerely,

John B. Walthausen, CFA
Chief Investment Officer, Portfolio Manager

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-925-8428.

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain a copy of the Fund’s prospectus, please visit our website at www.walthausenfunds.com or call 1-888-925-8428 and a copy will be sent to you free of charge. Distributed by Rafferty Capital Markets, LLC – Garden City, NY 11530.

2019 Annual Report 2

WALTHAUSEN SELECT VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

1/31/19 Institutional Class NAV $10.97
1/31/19 Retail Class NAV $10.71
1/31/19 R6 Class NAV $11.06

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED JANUARY 31, 2019

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Walthausen Select Value Fund - Institutional Class	-7.07%	11.10%	4.80%	9.22%
Walthausen Select Value Fund - Retail Class	-7.37%	10.79%	4.54%	8.93%
Russell 2500® Value Index(B)	-3.78%	12.77%	6.96%	9.52%

		Since
	1 Year(A)	Inception(A)
Walthausen Select Value Fund - R6 Class	-6.91%	12.01%
Russell 2500® Value Index(B)	-3.78%	9.45%

Annual Fund Operating Expense Ratios (from 6/1/18 Prospectus): Institutional Class - Gross 1.36%, Net 1.11%
                                                                                                       Retail Class - 1.36%
                                                                                                       R6 Class - Gross 1.36%, Net 0.99%

The Advisor reimbursed and/or waived certain expenses of the Fund’s Institutional, Retail, and R6 Classes. Absent these arrangements, the performance of the Classes would have been lower.

Each Class’s expense ratio for the fiscal year ended January 31, 2019 can be found in the financial highlights included in this report. All share classes have a 2.00% redemption fee on shares redeemed within 90 days of purchase or less.

The Annual Fund Operating Expense Ratios reported above may not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Select Value Fund Institutional and Retail Classes was December 27, 2010. Class R6 commenced operations on November 1, 2016.

(B)The Russell 2500® Value Index (whose composition is different from that of the Fund) measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2019 Annual Report 3

WALTHAUSEN SELECT VALUE FUND (Unaudited)

                                                                       WALTHAUSEN SELECT VALUE FUND
                                                                                 by Sectors as of January 31, 2019
                                                                             (as a percentage of Total Investments)

2019 Annual Report 4

Availability of Quarterly Schedule of Investments
(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees and IRA maintenance fees, and (2) ongoing costs, including management fees, service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on August 1, 2018 and held through January 31, 2019.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. Additionally, although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Ultimus Fund Solutions, LLC, the Fund’s transfer agent. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. You will be charged an annual maintenance fee of $15 for each tax deferred account you have with the Fund (“IRA maintenance fees”). To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, service fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, IRA maintenance fees

2019 Annual Report 5

described above or expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2018
	August 1, 2018	January 31, 2019	January 31, 2019

Actual	$1,000.00	$901.59	$5.27

Hypothetical	$1,000.00	$1,019.66	$5.60
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the aver- age account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Retail Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2018
	August 1, 2018	January 31, 2019	January 31, 2019

Actual	$1,000.00	$900.25	$6.47

Hypothetical	$1,000.00	$1,018.40	$6.87
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the aver- age account value over the period, multiplied by 184/365 (to reflect the one-half year period).

R6 Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2018
	August 1, 2018	January 31, 2019	January 31, 2019

Actual	$1,000.00	$902.84	$4.70

Hypothetical**	$1,000.00	$1,020.27	$4.99
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the aver- age account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2019 Annual Report 6

Walthausen Select Value Fund
		Schedule of Investments
		January 31, 2019
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Arrangement of Transportation of Freight & Cargo
10,430	Hub Group, Inc. - Class A *	$464,239	3.00%
Calculating & Accounting Machines (No Electronic Computers)
18,558	NCR Corporation *	496,427	3.21%
Computer Communications Equipment
16,000	Electronics For Imaging, Inc. *	422,560	2.73%
Converted Paper & Paperboard Products (No Containers/Boxes)
4,500	Avery Dennison Corp.	470,025	3.04%
Crude Petroleum & Natural Gas
45,460	Callon Petroleum Company *	370,044
95,510	Southwestern Energy Company *	417,379
10,200	Whiting Petroleum Corporation *	292,026
		1,079,449	7.00%
Cutlery, Handtools & General Hardware
7,050	Simpson Manufacturing Co., Inc.	432,729	2.80%
Electrical Work
7,040	EMCOR Group, Inc.	459,219	2.97%
Electronic Components & Accessories
12,350	Vishay Intertechnology Inc.	240,825	1.56%
Fats & Oils
20,780	Darling Ingredients Inc. *	441,991	2.86%
Fire, Marine & Casualty Insurance
4,650	American Financial Group	443,563
7,500	AMERISAFE, Inc.	445,575
		889,138	5.76%
Heavy Construction Other than Building Construction - Contractors
11,570	Granite Construction Incorporated	500,055	3.24%
Life Insurance
2,280	Primerica, Inc.	256,204	1.66%
Miscellaneous Industrial & Commercial Machinery & Equipment
5,100	Moog Inc. - Class A *	456,297	2.95%
Miscellaneous General Merchandise Stores
3,750	Casey's General Stores, Inc.	482,550	3.12%
Miscellaneous Products of Petroleum & Coal
19,250	Valvoline Inc.	425,617	2.76%
Motor Vehicles & Passenger Car Bodies
7,190	Oshkosh Corporation	539,610	3.49%
National Commercial Banks
12,680	PacWest Bancorp	489,321	3.17%
Oil & Gas Field Machinery & Equipment
15,070	Oil States International, Inc. *	259,505	1.68%
Operative Builders
14,706	M.D.C. Holdings, Inc.	484,269	3.13%
Plastics Products, NEC
4,000	AptarGroup, Inc.	396,480	2.57%
Poultry Slaughtering and Processing
4,803	Sanderson Farms, Inc.	591,249	3.84%
Pumps & Pumping Equipment
8,570	ITT Inc.	450,439	2.92%
Rolling Drawing & Extruding of Nonferrous Metals
17,500	Mueller Industries, Inc.	453,425	2.93%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2019 Annual Report 7

Walthausen Select Value Fund
		Schedule of Investments
		January 31, 2019
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Services - Equipment Rental & Leasing, NEC
8,200	McGrath RentCorp	$413,280	2.67%
Services - Hospitals
5,790	Encompass Health Corporation	387,004	2.50%
Services - Prepackaged Software
5,240	LogMeIn, Inc.	487,425	3.15%
State Commercial Banks
6,300	Bank of Hawaii Corporation	487,179
12,110	Columbia Banking System, Inc.	445,043
6,844	Commerce Bancshares, Inc.	409,271
22,000	CVB Financial Corp.	482,020
		1,823,513	11.80%
Transportation Services
6,000	GATX Corporation	454,080	2.94%
Water Supply
6,830	American States Water Company	462,528	2.99%
Total for Common Stocks (Cost $12,704,980)		15,209,453	98.44%

MONEY MARKET FUNDS
248,916	Fidelity Investments Money Market Government Portfolio -
	Class I 2.28% **	248,916	1.61%
	(Cost $248,916)
Total Investment Securities		15,458,369	100.05%
	(Cost $12,953,896)
Liabilities in Excess of Other Assets		(7,498)	-0.05%
Net Assets		$15,450,871	100.00%

** The rate shown represents the 7-day yeild at January 31, 2019. The accompanying notes are an integral part of these financial statements.

2019 Annual Report 8

Walthausen Select Value Fund

Statement of Assets and Liabilities
January 31, 2019
Assets:
Investment Securities at Fair Value	$15,458,369
(Cost $12,953,896)
Receivable for Dividends	4,238
Receivable for Shareholder Subscriptions	3,951
Total Assets	15,466,558
Liabilities:
Payable for Shareholder Redemptions	968
Payable to Advisor for Management Fees (Note 4)	11,370
Payable to Advisor for Service Fees (Note 4)	3,349
Total Liabilities	15,687
Net Assets	$15,450,871
Net Assets Consist of:
Paid In Capital	$13,340,493
Total Distributable Earnings	2,110,378
Net Assets	$15,450,871

Institutional Class
Net Assets	$10,463,221
Shares Outstanding
(Unlimited shares authorized)	953,380
Net Asset Value and Offering Price Per Share	$10.97
Redemption Price Per Share ($10.97 x 0.98) (Note 2)	$10.75

Retail Class
Net Assets	$4,317,768
Shares Outstanding
(Unlimited shares authorized)	403,029
Net Asset Value and Offering Price Per Share	$10.71
Redemption Price Per Share ($10.71 x 0.98) (Note 2)	$10.50

R6 Class
Net Assets	$669,882
Shares Outstanding
(Unlimited shares authorized)	60,592
Net Asset Value and Offering Price Per Share	$11.06
Redemption Price Per Share ($11.06 x 0.98) (Note 2)	$10.84

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 9

Walthausen Select Value Fund

Statement of Operations
For the fiscal year ended January 31, 2019

Investment Income:
Dividends (Net of foreign withholding tax of $0)	$671,926
Total Investment Income	671,926
Expenses:
Management Fees (Note 4)	453,249
Service Fees (Note 4)	226,626
Total Expenses	679,875
Less: Waived Service Fees (Note 4)	(109,420)
Net Expenses	570,455
Net Investment Income (Loss)	101,471
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	14,014,765
Net Change In Unrealized Appreciation (Depreciation) on Investments	(16,234,712)
Net Realized and Unrealized Gain (Loss) on Investments	(2,219,947)
Net Increase (Decrease) in Net Assets from Operations	$(2,118,476)

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 10

Walthausen Select Value Fund

Statements of Changes in Net Assets
	2/1/2018	2/1/2017
	to	to
	1/31/2019	1/31/2018
From Operations:
Net Investment Income (Loss)	$101,471	$351,381
Net Realized Gain (Loss) on Investments	14,014,765	10,131,936
Net Change in Unrealized Appreciation (Depreciation) on Investments	(16,234,712)	4,057,178
Increase (Decrease) in Net Assets from Operations	(2,118,476)	14,540,495
From Distributions to Shareholders:
Institutional Class	(4,448,601)	(657,375)	(a)
Retail Class	(1,759,084)	(60,186)	(b)
R6 Class	(176,983)	(4,596)	(c)
Change in Net Assets from Distributions	(6,384,668)	(722,157)
From Capital Share Transactions:
Proceeds From Sale of Shares
Institutional Class	876,683	49,288,539
Retail Class	488,592	596,452
R6 Class	213,976	507,392
Proceeds From Redemption Fees (Note 2)
Institutional Class	941	13,754
Retail Class	176	245
R6 Class	-	-
Shares Issued on Reinvestment of Dividends
Institutional Class	4,355,801	654,917
Retail Class	1,745,847	59,788
R6 Class	176,982	4,596
Cost of Shares Redeemed
Institutional Class	(57,736,751)	(27,461,477)
Retail Class	(4,031,767)	(47,590,559)
R6 Class	(44,488)	(69,470)
Net Increase (Decrease) from Shareholder Activity	(53,954,008)	(23,995,823)
Net Increase (Decrease) in Net Assets	(62,457,152)	(10,177,485)
Net Assets at Beginning of Period	77,908,023	88,085,508
Net Assets at End of Period	$15,450,871	$77,908,023	(d)

Share Transactions:
Issued
Institutional Class	49,307	2,937,076
Retail Class	32,292	33,676
R6 Class	18,331	30,075
Reinvested
Institutional Class	447,208	34,929
Retail Class	183,580	3,227
R6 Class	18,041	244
Redeemed
Institutional Class	(3,130,205)	(1,546,821)
Retail Class	(256,555)	(2,880,757)
R6 Class	(2,898)	(3,557)
Net Increase (Decrease) in Shares	(2,640,899)	(1,391,908)

(a) For the prior year ended January 31, 2018, Institutional Class distributions consisted of Net
Investment Income of $457,322 and Capital Gains of $200,053.
(b) For the prior year ended January 31, 2018, Retail Class distributions consisted of Net Investment
Income of $38,076 and Capital Gains of $22,110.
(c) For the prior year ended January 31, 2018, R6 Class distributions consisted of Net Investment
Income of $3,138 and Capital Gains of $1,458.
(d) As of January 31, 2018, Accumulated Undistributed Net Investment Income (Loss) was ($9,258).

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 11

Walthausen Select Value Fund

Financial Highlights - Institutional Class
Selected data for a share outstanding throughout the period:	2/1/2018		2/1/2017		2/1/2016		2/1/2015		2/1/2014
	to		to		to		to		to
	1/31/2019		1/31/2018		1/31/2017		1/31/2016		1/31/2015
Net Asset Value -
Beginning of Period	$19.22		$16.26		$13.19		$14.70		$15.19
Net Investment Income (Loss) (a)	0.04		0.10		0.06		0.08		0.17
Net Gain (Loss) on Investments (Realized and Unrealized) (b)	(2.17)		3.02		3.08		(1.42)		0.10
Total from Investment Operations	(2.13)		3.12		3.14		(1.34)		0.27
Distributions (From Net Investment Income)	-		(0.11)		(0.07)		(0.07)		(0.14)
Distributions (From Capital Gains)	(6.12)		(0.05)		-		(0.10)		(0.62)
Total Distributions	(6.12)		(0.16)		(0.07)		(0.17)		(0.76)
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+	-	+	-	+
Net Asset Value -
End of Period	$10.97		$19.22		$16.26		$13.19		$14.70
Total Return (c)	(7.07)%		19.23%		23.78%		(9.23)%		1.57%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$10,463		$68,955		$35,158		$48,191		$46,778
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.35%		1.35%		1.42%		1.45%		1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.03%		0.33%		0.19%		0.31%		0.83%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.10%		1.10%		1.17%		1.20%		1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%		0.58%		0.44%		0.56%		1.08%
Portfolio Turnover Rate	39.38%		63.12%		62.38%		62.54%		75.83%

Financial Highlights - Retail Class
Selected data for a share outstanding throughout the period:	2/1/2018		2/1/2017		2/1/2016		2/1/2015		2/1/2014
	to		to		to		to		to
	1/31/2019		1/31/2018		1/31/2017		1/31/2016		1/31/2015
Net Asset Value -
Beginning of Period	$19.00		$16.10		$13.06		$14.57		$15.05
Net Investment Income (Loss) (a)	0.01		0.03		0.03		0.05		0.16
Net Gain (Loss) on Investments (Realized and Unrealized) (b)	(2.18)		3.00		3.04		(1.42)		0.09
Total from Investment Operations	(2.17)		3.03		3.07		(1.37)		0.25
Distributions (From Net Investment Income)	-		(0.08)		(0.03)		(0.04)		(0.11)
Distributions (From Capital Gains)	(6.12)		(0.05)		-		(0.10)		(0.62)
Total Distributions	(6.12)		(0.13)		(0.03)		(0.14)		(0.73)
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+	-	+	-	+
Net Asset Value -
End of Period	$10.71		$19.00		$16.10		$13.06		$14.57
Total Return (c)	(7.37)%		18.87%		23.50%		(9.50)%		1.46%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$4,318		$8,430		$52,922		$39,781		$26,091
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.35%		1.35%		1.42%		1.45%		1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%		0.16%		0.19%		0.31%		0.98%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.35%		1.35%		1.42%		1.45%		1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%		0.16%		0.19%		0.31%		0.98%
Portfolio Turnover Rate	39.38%		63.12%		62.38%		62.54%		75.83%

+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 12

Walthausen Select Value Fund

Financial Highlights - R6 Class
Selected data for a share outstanding throughout the period:	2/1/2018	2/1/2017	11/1/2016*
	to	to	to
	1/31/2019	1/31/2018	1/31/2017
Net Asset Value -
Beginning of Period	$19.29	$16.30	$14.06
Net Investment Income (Loss) (a)	0.08	0.14	0.03
Net Gain (Loss) on Investments (Realized and Unrealized) (b)	(2.19)	3.01	2.24
Total from Investment Operations	(2.11)	3.15	2.27
Distributions (From Net Investment Income)	-	(0.11)	(0.03)
Distributions (From Capital Gains)	(6.12)	(0.05)	-
Total Distributions	(6.12)	(0.16)	(0.03)
Proceeds from Redemption Fee (Note 2)	-	-	-
Net Asset Value -
End of Period	$11.06	$19.29	$16.30
Total Return (c)	(6.91)%	19.32%	16.18%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$670	$523	$6
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%	0.37%	0.48%	***
After Reimbursement
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	0.45%	0.74%	0.85%	***
Portfolio Turnover Rate	39.38%	63.12%	62.38%	**

* Commencement of Class.
** Not Annualized.
*** Annualized.
+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the
Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 13

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SELECT VALUE FUND
January 31, 2019

1.) ORGANIZATION
Walthausen Select Value Fund (the “Fund”) was organized as a diversified series of the Walthausen Funds (the “Trust”) on December 1, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on December 27, 2010. As of January 31, 2019, there are two series authorized by the Trust. Class R6 shares commenced operations on November 1, 2016. The Fund currently offers Institutional Class shares, Retail Class shares and R6 Class shares. Prior to January 30, 2013 the Institutional Class was named the Investor Class. The classes differ principally in their respective distribution expenses and arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Prior to June 1, 2013, Retail Class shares of the Fund were subject to Rule 12b-1 distribution fees. While the Fund does not currently charge any Rule 12b-1 distribution fees, the Fund does reserve the right to pay or accrue such fees upon notice to shareholders. The Fund’s investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended January 31, 2019, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2019, proceeds from redemption fees amounted to $941, $176 and $0 for Institutional Class shares, Retail Class shares and R6 Class shares, respectively.

2019 Annual Report 14

Notes to Financial Statements - continued

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deductions. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. For the fiscal year ended January 31, 2019, the following adjustments were recorded and primarily related to the use of equalization for tax purposes:

Paid In Capital	$11,006,905
Total Distributable Earnings	($11,006,905)

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. Additionally, the Fund may hold investments in master limited partnerships (“MLPs”). It is common for distributions from MLPs to exceed taxable earnings and profits. In such instances, the excess portion of such distributions are classified as a return of capital. Annually, income or loss from each MLP is reclassified upon receipt of the MLP’s tax reporting document. For financial reporting purposes, management does not estimate the tax character of MLP distributions for which actual information has not been reported.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

Class specific expenses are borne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

2019 Annual Report 15

Notes to Financial Statements - continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid price, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at the net asset value provided by the funds and are classified as level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2019:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 15,209,453	$0	$0	$ 15,209,453
Money Market Funds	248,916	0	0	248,916
Total	$ 15,458,369	$0	$0	$ 15,458,369

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the fiscal year ended January 31, 2019.

The Fund did not invest in any derivative instruments during the fiscal year ended January 31, 2019.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Trust, on behalf of the Fund, has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 0.90% of the average daily net assets of the

2019 Annual Report 16

Notes to Financial Statements - continued

Fund. Prior to November 1, 2016, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2019, the Advisor earned management fees totaling $453,249, of which $11,370 was due to the Advisor at January 31, 2019.

Under the terms of the Services Agreement between the Trust, on behalf of the Fund, and the Advisor (the “Services Agreement”), the Advisor renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, any 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers. For its services, the Advisor receives service fees equal to an annual rate of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million. The Advisor has contractually agreed to waive Services Agreement fees to the extent necessary to maintain total annual operating expenses of the Institutional Class Shares, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses at 1.10% of its average daily net assets through May 31, 2019. The Advisor may not terminate the fee waiver before May 31, 2019. Prior to June 1, 2017 the Advisor had contractually agreed to waive, for the Institutional Class shares, 0.25% of the applicable Services Agreement fees for the class’ average daily net assets up to $100 million. Also, the Advisor has contractually agreed to waive Services Agreement fees to the extent necessary to maintain total annual operating expenses of the R6 Class Shares, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses at 0.98% of its average daily net assets through May 31, 2019. The Advisor may not terminate the fee waiver before May 31, 2019.

For the fiscal year ended January 31, 2019, the Advisor earned service fees of $226,626, of which $3,349 was due to the Advisor at January 31, 2019. Service fees in the amounts of $107,442 and $1,978 were waived with no recapture provision for the fiscal year ended January 31, 2019 for the Institutional and R6 Classes, respectively.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid $4,000, for a total of $12,000, in Trustees’ fees plus travel and related expenses for the fiscal year ended January 31, 2019 for their services to the Fund. The Advisor pays these fees pursuant to the Services Agreement.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Advisor for services rendered and expenses borne in connection with brokerage platform fees. This Distribution Plan provides that the Fund may pay the annual rate of up to 0.25% of the average daily net assets of the Fund’s Retail Class shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund’s shares. Effective June 1, 2013, the Fund does not currently pay or accrue any distribution fees for Retail Class shares; however, the Fund reserves the right to pay or accrue such fees in the future upon notice to shareholders.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended January 31, 2019, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $19,311,396 and $83,037,270, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under Section 2(a)(9) of the 1940 Act. As of January 31, 2019, NFS, LLC, located in New York, New York, and Charles Schwab & Co., Inc., located in San Francisco, California, each for the benefit of its clients, held, in aggregate, 40.48% and 30.03%, respectively, of the Fund shares, and therefore each may be deemed to control the Fund.

2019 Annual Report 17

Notes to Financial Statements - continued

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at January 31, 2019 was $13,163,023. At January 31, 2019, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$3,219,696	($924,350)	$2,295,346

Distributions paid from Institutional Class:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2019	January 31, 2018
Ordinary Income	$ 743,869	$ 372,352
Long-Term Capital Gain	3,704,732	285,022
	$ 4,448,601	$ 657,374

Distributions paid from Retail Class:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2019	January 31, 2018
Ordinary Income	$ 294,144	$ 28,685
Long-Term Capital Gain	1,464,940	31,501
	$ 1,759,084	$ 60,186

Distributions paid from R6 Class:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2019	January 31, 2018
Ordinary Income	$ 29,594	$ 2,519
Long-Term Capital Gain	147,389	2,078
	$ 176,983	$ 4,597

As of January 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 110,747
Other accumulated losses	(305,001)
Undistributed long-term capital gains	9,286
Unrealized appreciation on investments – net	2,295,346
$ 2,110,378

The differences between book basis and tax basis are primarily attributable to the tax deferral of wash sales. As of January 31, 2019, the Fund deferred post-October losses of $304,465 and late-year ordinary losses of $536, which are included in other accumulated losses.

9.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2019 Annual Report 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Walthausen Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Select Value Fund (the “Fund”), a series of Walthausen Funds, as of January 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for the Walthausen Funds since 2008.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 22, 2019

2019 Annual Report 19

ADDITIONAL INFORMATION
January 31, 2019
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On January 22, 2019, the Board of Trustees (the “Trustees” or the “Board”) considered the renewal of the Management Agreement (the “Agreement”) between the Trust and the Advisor (or “Management”), on behalf of the Walthausen Select Value Fund (“Select Value” or the “Fund”). In reviewing the Agreement, the Board of Trustees received materials from the Advisor addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Advisor to discuss the terms of the Agreement. The Board reviewed the history of the Advisor, including background and investment management experience, as well as the Fund’s performance since inception, important factors relating to the Fund’s performance, the Advisor’s investment and research strategy, the Advisor’s strength of personnel, and expected expenses and revenue from the Fund.

As to the performance of Select Value, the materials included information regarding the Fund’s performance compared to a peer group of similar funds as well as the overall Morningstar Small Value category and the Russell 2500® Value Index. The Trustees noted that the data showed that the Fund outperformed its peer group and category, but underperformed its index for the 1-year period ended December 31, 2018. They noted that the data showed that the Fund lagged the index and category while the Fund outperformed its peer group for the 5-year period ended December 31, 2018. They also noted that the data showed that the Fund underperformed the index since inception through December 31, 2018. The Board discussed the Advisor’s observations that it consistently monitored its strategy and investment process and was confident in the long-term performance for the Fund. The Board considered the Fund’s performance along with the outlook and explanations provided by the Advisor and the Advisor’s overall track record. After further discussion, the Independent Trustees concluded that overall the performance of the Advisor with respect to the Fund was acceptable.

As to the nature, extent and quality of the services provided by the Advisor, the Board analyzed the Advisor’s experience and capabilities. The Board discussed each portfolio manager’s background and investment management experience. The Board reviewed the key professionals servicing the Fund. The Board was pleased with the depth of the advisory team, including the addition of a co-portfolio manager, and with the personnel resources of the Advisor. The representatives of the Advisor reviewed and discussed with the Board the Advisor’s ADV and the Rule 17j-1 Code of Ethics certifications. The Board discussed the quality of the Advisor’s compliance efforts. The Board also reviewed the Advisor’s financial condition. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations. The Independent Trustees emphasized that they continued to be very pleased with the quality and value of the services provided by the Advisor, its focus on compliance, the quality of personnel, and its overall communication with the Board.

As to the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund, it was noted that the Advisor was paying substantially all ordinary operating expenses of the Fund pursuant to the Services Agreement. Additionally, the Advisor provided the Fund with officers, including the CCO, marketing support and office space. The Board discussed the fee schedule of the Services Agreement, including the breakpoints in the contract which serve to reduce fees as assets grow. A representative of the Advisor reviewed the revenue and expenses related to the Services Agreement noting that there had been a loss to the Advisor during the year. Also, the Trustees noted that the Advisor had contractually agreed to waive Services Agreement fees to the extent necessary to maintain total annual operating expenses of the Institutional Class Shares and R6 Class Shares, excluding brokerage fees and commissions, taxes, borrowing costs, the cost of acquired funds and extraordinary expenses at 1.10% and 0.98%, respectively of average daily net assets through May 31, 2019. A representative of the Advisor reviewed a summary of the Advisor’s profitability resulting from the services provided to Select Value. The analysis showed that the net profits from portfolio advisory services as well as the net profits overall. A representative of the Advisor discussed the method in which payments to broker dealers had been allocated within the profitability analysis. He explained that only those payments

2019 Annual Report 20

Additional Information (Unaudited) - continued

to broker dealers that were deemed to be attributable to sub-transfer agency/shareholder servicing services had been reflected in the profitability analysis. He explained that any fees which were considered to be distribution related services had been paid by the Advisor from its own legitimate profits. The Board concluded that the Advisor’s profitability was at an acceptable level, particularly in light of the extent and quality of the services being provided to the Fund. The Board noted that overall the Advisor was properly incentivized to provide robust services.

Turning to the level of expenses, the Board was presented with a comparative analysis of advisory fees and expense ratios based on publicly available data that was drawn from its peer group. They discussed that Institutional Class net expense ratios were below the average net expense ratio for the peer group and the Morningstar category average, while Retail Class net expense ratio was above the average net expense ratios of the peer group and the Morningstar category average, but the Retail Class net expense ratio was noted to be within the range of the peer group. Additionally, the Trustee noted that the management fee was slightly above the peer group average and above the Morningstar category average, but also within the range of the peer group. The Trustees reviewed information regarding fees charged by the Advisor for other client relationships, which were equal to, or lower than the fees charged to the Fund. The Trustees discussed the soft dollar benefits that the Advisor received from Fund trades. Having considered the comparative data as described above, the Board concluded that the Fund’s management fee and expense ratio were reasonable.

As for potential economies of scale, the Board discussed and considered information regarding whether economies of scale had been realized with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees concluded that the breakpoints in the Services Agreement provide appropriate economies of scale to the shareholder as the Fund grows. They concluded that breakpoints in the advisory fee were not necessary at this time.

Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Independent Trustees reported that after further consideration, they were pleased with the performance of the Advisor. It was the consensus of the Trustees, including the Independent Trustees, that renewal of the Agreement would be in the best interests of the Fund.

2019 Annual Report 21

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen(2)	President	Since 2007	Managing Director and Chief	2	None
Year of Birth: 1945	and Trustee		Investment Officer, Walthausen &
Co., LLC (9/1/07 to Present).

Mark L. Hodge	Secretary	Since 2008	Chief Compliance Officer (2007 to	N/A	N/A
Year of Birth: 1958	and Chief		Present) and Managing Director
	Compliance		(2013 to Present), Walthausen &
	Officer		Co., LLC.

Stanley M. Westhoff Jr.	Treasurer	Since 2011	Equity Analyst (2007 to Present)	N/A	N/A
Year of Birth: 1969			and Managing Director (2013 to
Present), Walthausen & Co., LLC.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Retired as of 5/10/13. Executive	2	None
Year of Birth: 1951	Trustee		Director, Fredric Remington Art
Museum (8/15/05 to 5/10/13).

John P. Mastriani	Independent	Since	Executive Vice President of The Ayco	2	None
Year of Birth: 1952	Trustee	July 2014	Company, L.P. (“Ayco”) a Goldman
Sachs Company that provides finan-
cial consulting and education ser-
vices, May 2012-March 2014. Senior
Vice President of Ayco, December
2003-May 2012.

Hany A. Shawky	Independent	Since 2009	Professor of Finance at the University	2	None
Year of Birth: 1947	Trustee		at Albany, N.Y. (Oct. 2007 to Present).

(1) The address of each Trustee is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-888-925-8428.

2019 Annual Report 22

Board of Trustees
Edward A. LaVarnway
John P. Mastriani
Hany A. Shawky
John B. Walthausen

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
US Bank, N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Ultimus Fund Solutions, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Walthausen
Select Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SELECT VALUE FUND 2691 Route 9, Suite 102 Malta, NY 12020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John P. Mastriani is an audit committee financial expert. Mr. Mastriani is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 1/31/19	FYE 1/31/18
Audit Fees	$26,000	$26,000
Audit-Related Fees	$1,200	$1,250
Tax Fees	$12,000	$12,000
All Other Fees	$1,100	$1,210

Nature of Audit-Related Fees: Consent Fee.
Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 1/31/19	FYE 1/31/18
Registrant	$13,100	$13,210
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/John B. Walthausen John B. Walthausen President

Date: March 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/John B. Walthausen John B. Walthausen President

Date: March 27, 2019

By: /s/Stanley M. Westhoff Jr. Stanley M. Westhoff Jr. Chief Financial Officer

Date: March 27, 2019